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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  November 20, 2001


                             OmniSky Corporation
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


            000-31471                                    77-0516363
------------------------------------        ------------------------------------
    (Commission File Number)                (IRS Employer Identification Number)



                     One Market Street, Steuart Tower, Suite 600
                           San Francisco, California 94105
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                    (Address of Principal Executive Offices)


                                 (415) 764-2200
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              (Registrant's Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS

     On November 20, 2001, OmniSky Corporation issued a press release announcing that it was unable to timely file, under applicable Securities and Exchange Commission regulations, its quarterly report on Form 10-Q for the third quarter ended September 30, 2001. The press release is attached as Exhibit 99.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.


      Exhibit
      Number                             Description
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      99.1           OmniSky Corporation Press Release issued November 20, 2001












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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 20, 2001                 OMNISKY CORPORATION


                                   By: /s/ Patrick S. McVeigh
                                       -----------------------------------------

                                   Name: Patrick S. McVeigh
                                         ---------------------------------------

                                   Title: Chief Executive Officer
                                          --------------------------------------






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                                 EXHIBIT INDEX



      Exhibit
      Number                      Description
--------------------------------------------------------------------------------

      99.1            OmniSky Corporation Press Release issued November 20, 2001





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